FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2007, Telephone and Data Systems, Inc. (“TDS”) amended its bylaws to comply with Section 135 of the American Stock Exchange Company Guide to establish eligibility of TDS’s Common Shares and Special Common Shares for direct registration as uncertificated shares in book-entry form.

The foregoing brief description is qualified by reference to the copy of the amended TDS bylaws attached hereto as Exhibit 3.1, which are incorporated by reference herein.

Item 9.01.               Financial Statements and Exhibits

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: November 15, 2007

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of TDS